UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2001
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                           Integrated Technology Group
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        (Exact name of small business issuer as specified in its charter)


Nevada                          333-63063                       87-058319
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(State or other jurisdiction    (Commission File                (I.R.S.Employer
 of incorporation)               Number)                    Identification No.)

301 West Main, Suite 500, Ardmore, OK                           94116
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(Address of principal executive offices)                        (Zip Code)



(Registrant's telephone number, including area code: (508) 226-0511




                                    June 30
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(Former name, former address and former fiscal year, if changed since last report)



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Item 8. Change in Fiscal Year.

    On February 7, 2001, the registrant's board of directors changed the registrant's fiscal year from June 30 to the calendar year. Accordingly, the registrant's fiscal year will end December 31. The registrant will file the report covering the transition period on Form 10-KSB for the fiscal year ended December 31, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.



    Date: February 8, 2001
                                                Integrated Technology Group


                                                /s/ H. Scott Holden
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                                                H. Scott Holden, President